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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 29, 1997, in the Registration Statement (Form S-11 ) of Entertainment Properties Trust for the registration of 13,700,000 shares of its common stock.

                                          Ernst & Young LLP

Kansas City, Missouri
September 3, 1997